Exhibit 3.5

Filed in the Office of Secretary of State State Of Nevada Business Number C14123 - 1997 Filing Number 20090619174 - 09 Filed On 08/14/2009 Number of Pages 10

Designation of Series : The shares of such series shall be designated as the "Series A Super Preferred Stock" (Series A) Conversion Rights : (a) If at least one share of Series A is issued and outstanding, then the total aggregate issued shares of Series A at any given time, regardless of their nwnber, shall be convertible into the number of shares of Common Stock which equals 66 % of the total number of shares of Common Stock, plus the total number of shares of all other series of stock, which are issued and outstanding at the time of conversion . (b) Each individual share of Series A sha 11 be convertible into the number of shares of Common Stock which equals 66 % of the total number of shares of Common Stock, plus the total number of shares of all other series of stock, which are issued and outstanding at the time of conversion, divided by the total number of shares of Series A at the time of conversion . Liquidation Rights : In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series A then outstanding shall be entitled to be paid out of the assets of the Company, before any other class or series, available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to Five Million Dollars ( $ 5 , 000 , 000 ) per share . Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series A and then to the holders of other outstanding shares of capital stock of the Company . If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series A shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Series A . Voting Rights : (a) If at least one share of Series A is issued and outstanding, then the total aggregate issued shares of Series A at any given time, regardless of their number, shall have voting rights equal to 66 . 6% - ( 2 / 3 ) of the total number of shares of Common Stock, plus the total number of shares of all other series of stock, issued and outstanding at the time of any vote of shareholders . (b) Each individual share of Series A shall have the voting rights equal to 66 . 6% - ( 2 / 3 ) of the number of shares of Common Stock, plus the total number of shares of all other series of Stock, issued and outstanding at the time of any vote of shareholders, divided by the number of shares of Series A which are issued and outstanding at the time of the vote . Designation of Series : The shares of such series shall be designated as the .. Series B Convertible Preferred Stock" (Series B) Liquidation Rights : In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series B then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to Six Dollars ( $ 6 . 00 ) per share . Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series B Preferred and then to the holders of other outstanding shares of capital stock of the Company . If upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series B shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratab 1 y to the holders of the Series B . Voting Rights : In any and all matters the Series B shall have voting rights in any matter presented to the shareholders of the common stock of the Company on the basis of one vote for each share of Series B issued and outstanding . Matters affecting the rights of holders of Series B to dividends or affecting their liquidation rights shall be presented to holders thereof for a vote of approval as herein provided for and for no other purpose . If the Company affects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series B shall not be subject to adjustment unless such stock split shall be applied to the Series B . Dividends : The holders of the Series B shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company . Market Value, for the purposes of this Certificate of Determination shall mean the average of the closing prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors . Without prior written consent of the majority of the holders of Series B, so long as any shares of Series B shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shal 1 the Company make any distribution on any Junior Stock, nor shal 1 any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51 % of the outstanding voting stock, nor sha 11 any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series B shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart . Conversion Rights: The Series B shall have the following conversion rights (the "Conversion Rights"): A. Holder's Optional Right to Convert . Each share of Series B shall be convertible, at the option of the holder(s), on the Conversion Basis in effect at the time of conversion . Such right to convert shall commence as of the Issue Date and shal 1 continue thereafter for a period of ten years, such period ending on the tenth anniversary of the Issue Date . In the event that the holder(s) of the Series B elect to convert such shares into Common Stock, the holder(s) shall have thirty (30) days from the date of such notice in which to tender their shares of Series B to the Company . B. Conversion Basis . Each share of Series B shall be convertible, at any time, or from time to time, into that number of shares of the Company's Common Stock at the company's par value of 0 . 001 , equal in Market Value to Six Dollars ( $ 6 . 00 ), subject to adjustment as may be determined by the Board of Directors from time to time . C. Mechanics of Conversion . Before any holder of Series B shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Series B being converted ; and (ii) surrender the certificate or certificates therefore, duly endorsed . Thereupon the Company shall promptly issue and deliver to such holder of Series B a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled . The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Series 8 . D . Adjustments to the Conversion Basis . (i) Stock Splits and Combinations . At any time after the Company first issues the Series B and while any of the shares of Series B remain outstanding, if the Company shall effect a subdivision or combination of the Common Stock subject to the Protective Provisions (as defined below), the Conversion Basis then in effect immediately before that subdivision or combination shall be proportionately adjusted . Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective . (ii) Reclassification, Exchange or Substitution . At any time after the Company first issues the Series B and while any of the shares of Series B remain outstanding, if the Common Stock issuable upon the conversion of the Series B shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Series B shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series B might have been converted immediately prior to such reorganizatio ƒ ' reclassification, or change, all subject to further adjustments as provided herein . ( iii ) Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Series Band while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series B thereafter shall be entitled to receive upon conversion of the Series B, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Series B deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale . E . Notices of Record Date . In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or perso ƒ ' or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Series B at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganizatio ƒ ' reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up . F . Fractional Shares . No fractional shares of Common Stock shall be issued upon conversion of the Series B . In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Company's Common Stock on the date of conversion, as determined in good faith by the Company's directors . G . Reservation of Stock Issuable Upon Conversion . At such time as the Company increases its authorized capital resulting in a sufficient number of shares of Common Stock becoming available for the conversion of the Series B, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series B . H . Limitations on Conversion . No conversion of any issued shares of Series B into common stock shall exceed 9 . 9 % of the then issued and outstanding shares of common stock as reported by the Company's transfer agent, unless such conversion is submitted to and approved by the board of directors of the Company . The Company may request information from the holder of any Series B shares submitted for conversion as to that shareholders current ownership of common stock or other securities of the Company . Protective Provisions : Notwithstanding anything contained herein to the contrary, including but not limited to paragraph D above, so long as any of the Series B shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least fifty one percent ( 51% ) of the total number of shares of Series B outstanding : A. Alter or change the rights, preferences or privileges of the Series B so as to adversely affect in any manner the conversion basis by which the shares of Series B are presently converted into shares of Common Stock . B. Increase the authorized number of Series B . C. Create any new class of shares having preferences over or being on parity with the Series B as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series B then outstanding. Redemption Rights : Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series B . Upon redemption the Company shall pay for each share redeemed the amount of Six Dollars ( $ 6 . 00 ) per share, payable in cash or common stock of the Company . At least thirty (30) days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series B to be redeemed, such notice to be addressed to each such shareholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located . Such notice shall state the date fixed for redemption and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed . On or after the date fixed for redemption and stated in such notice, each holder of Series B called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price . If less than all the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares . ff such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefore, notwithstanding that the certificates evidencing any Series B called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefore . If, on or prior to any date fixed for redemption of Series B, the Company deposits, with any bank or trust company as a trust fund, the number of shares of Common Stock of a sum sufficient to redeem, on the date fixed for redemption thereof, the shares ca 11 ed for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption . The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefore . Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company . If the holders of Series B so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shaH thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price . Designation of Series : The shares of such series shall be designated as the "Series C Convertible Preferred Stock" (Series C) Liquidation Rights : In the event of any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of the Series C then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, before any payment or declaration and setting apart for payment of any amount shall be made in respect of any outstanding capital stock of the Company, an amount equal to Five Dollars ( $ 5 . 00 ) per share . Then all of the assets of the Company available to be distributed shall be distributed ratably to the holders of the Series C and then to the holders of other outstanding shares of capital stock of the Company . If upon any liquidatio dissolution, or winding up of the Company, whether voluntary or involuntary, the assets to be distributed to the holders of the Series C shall be insufficient to permit the payment to the holders thereof the full preferential amount as provided herein, then such available assets shall be distributed ratably to the holders of the Series C . Voting Rights : In any and all matters the Series C shall have voting rights in any matter presented to the shareholders of the common stock of the Company on the basis of one vote for each share of Series C Stock issued and outstanding . Matters affecting the rights of holders of Series C shares to dividends or affecting their liquidation rights shall be presented to holders thereof for a vote of approval as herein provided for and for no other purpose . If the Company affects a stock split which either increases or decreases the number of shares of Common Stock outstanding and entitled to vote, the voting rights of the Series C shall not be subject to adjustment unless such stock split shall be applied to the Series C .

Dividends : The holders of the Series C shall be entitled to receive Common Stock dividends when, as, and if declared by the directors of the Company, to be paid in cash or in Market Value of the Company's common stock at the election of the Company . Market Value, for the purposes of this Certificate of Determination shall mean the average of the closing prices for the common stock of the Company for the five business days preceding the declaration of a dividend by the Board of Directors . Without prior written consent of the majority of the holders of Series C, so long as any shares of Series C shall be outstanding, the Company shall not declare or pay on any Junior Stock any dividend whatsoever, whether in cash, property or otherwise, nor shall the Company make any distribution on any Junior Stock, nor shall any Junior Stock be purchased or redeemed by the Company or any of its subsidiaries of which it owns not less than 51 % of the outstanding voting stock, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Junior Stock, unless all dividends to which the holders of Series C shall have been entitled for all previous dividend periods shall have been paid or declared and a sum of money sufficient for the payment thereof and the Redemption Price is set apart . Conversion Rights: The Series C shall have the following conversion rights (the "Conversion Rights"): A. Holder's Optional Right to Convert . Each share of Series C shall be convertible, at the option of the holder(s), on the Conversion Basis in effect at the time of conversion . Such right to convert shall commence as of the Issue Date and shall continue thereafter for a period of ten years, such period ending on the tenth anniversary of the Issue Date . In the event that the holder(s) of the Series C elect to convert such shares into Common Stock, the holder(s) shall have thirty (30) days from the date of such notice in which to tender their shares of Series C to the Company . B. Conversion Basis . Each share of Series C shall be convertible into that number of shares of the Company's Common Stock, equal in Market Value to Five Dollars ( $ 5 . 00 ) . C. Mechanics of Conversion . Before any holder of Series C shall be entitled to convert the same into shares of Common Stock, such holder shall (i) give written notice to the Company, at the office of the Company or of its transfer agent for the Common Stock or the Preferred Stock, that he elects to convert the same and shall state therein the number of shares of Series C being converted ; and (ii) surrender the certificate or certificates therefore, duly endorsed . Thereupon the Company shall promptly issue and deliver to such holder of Series C a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled . The conversion shall be deemed to have been made and the resulting shares of Common Stock shall be deemed to have been issued immediately prior to the close of business on the date of such notice and surrender of the shares of Series C . D. Adjustments to the Conversion Basis . (i) Stock Splits and Combinations . At any time after the Company first issues the Series C and while any of the shares of Series C remain outstanding, if the Company shall effect a subdivision or combination of the Common Stock subject to the Protective Provisions (as defined below), the Conversion Basis then in effect immediately before that subdivision or combination sha 11 be proportionately adjusted . Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective . (ii) Reclassification, Exchange or Substitution . At any time after the Company first issues the Series C and while any of the shares of Series C remain outstanding, if the Common Stock issuable upon the conversion of the Series C shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets), then and in each such event the holder of each share of Series C shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock into which such shares of Series C might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustments as provided herein . ( iii ) Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Series C and while any of such shares remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Series C thereafter shall be entitled to receive upon conversion of the Series C, the number of shares of stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Series C deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale . E. Notices of Record Date . In the event of any reclassification or recapitalization of the capital stock of the Company, any merger or consolidation of the Company, or any transfer of all or substantially all of the assets of the Company to any other Company, entity, or person, or any voluntary or involuntary dissolution, liquidating, or winding up of the Company, the Company shall mail to each holder of Series C at least 30 days prior to the record date specified therein, a notice specifying the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up is expected to become effective, and the time, if any is to be fixed, as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation, or winding up . F. Fractional Shares . No fractional shares of Common Stock shall be issued upon conversion of the Series C . In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Company's Common Stock on the date of conversion, as detennined in good faith by the Company's directors . G. Reservation of Stock Issuable Upon Conversion . At such time as the Company increases its authorized capital resulting in a sufficient number of shares of Common Stock becoming available for the conversion of the Series C, the Company shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C, a number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series C . H Limitations on Conversion . No conversion of any issued shares of Series C into common stock shall exceed 4 . 9 % of the then issued and outstanding shares of common stock as reported by the Company's transfer agent, unless such conversion is submitted to and approved by the board of directors of the Company . The Company may request information from the holder of any Series C shares submitted for conversion as to that shareholders current ownership of common stock or other securities of the Company . Protective Provisions : Notwithstanding anything contained herein to the contrary, including but not limited to paragraph D above, so long as any of the Series C shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least fifty one percent ( 51% ) of the total number of shares of Series C outstanding : A. Alter or change the rights, preferences or privileges of the Series C so as to adversely affect in any manner the conversion basis by which the shares of Series C Preferred are presently converted into shares of Common Stock . B. Increase th e authorized number of Serie s C . C. Create any new class of shares having preferences over or being on parity with the Series C as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all Series C then outstanding . Redemption Rights : Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series C . Upon redemption the Company shall pay for each share redeemed the amount of Five Dollars ( $ 5 . 00 ) per share, payable in cash or common stock of the Company . At least thirty (30) days previous notice by mail, postage prepaid, shall be given to the holders of record of the Series C to be redeemed, such notice to be addressed to each such shareholder at the address of such holder appearing on the books of the Company or given by such holder to the Company for the purpose of notice, or if no such address appears or is given, at the place where the principal office of the Company is located . Such notice shall state the date fixed for redemption and shall call upon the holder to surrender to the Company on said date at the place designated in the notice such holder's certificate or certificates representing the shares to be redeemed . On or after the date fixed for redemption and stated in such notice, each holder of Series C called for redemption shall surrender the certificate evidencing such shares to the Company at the place designated in such notice and shall thereupon be entitled to receive payment of the redemption price . If less than a 11 the shares represented by any such surrendered certificate are redeemed, a new certificate shall be issued representing the unredeemed shares . If such notice of redemption shall have been duly given, and if on the date fixed for redemption funds necessary for the redemption shall be available therefore, notwithstanding that the certificates evidencing any Series C called for redemption shall not have been surrendered, the dividends with respect to the shares so called for redemption shall forthwith after such date cease and determine, except only the right of the holders to receive the redemption price without interest upon surrender of their certificates therefore . If, on or prior to any date fixed for redemption of Series C, the Company deposits, with any bank or trust company as a trust fund, the number of shares of Common Stock of a sum sufficient to redeem, on the date fixed for redemption thereof, the shares called for redemption, with irrevocable instructions and authority to the bank or trust company to give the notice of redemption thereof (or to complete the giving of such notice if theretofore commenced) and to pay, or deliver, on or after the date fixed for redemption or prior thereto, the redemption price of the shares to their respective holders upon the surrender of their share certificates, then from and after the date of the deposit (although prior to the date fixed for redemption), the shares so called shall be redeemed and any dividends on those shares shall cease to accrue after the date fixed for redemption . The deposit shall constitute full payment of the shares to their holders and from and after the date of the deposit the shares shall no longer be outstanding and the holders thereof shall cease to be shareholders with respect to such shares, and shall have no rights with respect thereto except the right to receive from the bank or trust company payment of the redemption price of the shares without interest, upon the surrender of their certificates therefore . Any interest accrued on any funds so deposited shall be the property of, and paid to, the Company . If the holders of Series C so called for redemption shall not, at the end of six years from the date fixed for redemption thereof, have claimed any funds so deposited, such bank or trust company shall thereupon pay over to the Company such unclaimed funds, and such bank or trust company shall thereafter be relieved of all responsibility in respect thereof to such holders and such holders shall look only to the Company for payment of the redemption price .